UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 19, 2026

Callan JMB Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-42506	99-0931141
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

244 Flightline Drive Spring Branch, Texas	78070
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (830) 438-0395

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CJMB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 19, 2026, Callan JMB Inc., a Nevada corporation (the “Company”), together with its wholly owned subsidiary Callan Power LLC, a Nevada limited liability company (“Buyer”), entered into an Asset Purchase and Sale Agreement (the “APA”) with Reger Oil, Inc., a Nevada corporation (“Seller”), pursuant to which Buyer agreed to acquire all of Seller’s right, title and interest in and to certain leases and other oil and gas assets in the Williston Basis (the “Assets”), including leasehold interests, mineral interests, contracts, permits, surface rights, equipment, and related records.

The aggregate purchase price for the Assets (the “Purchase Price”) consists of (a) 1,000 shares of the Company’s Series A Perpetual Convertible Preferred Stock, par value $0.001 per share (the “Preferred Stock”), having an aggregate stated value of $10,000,000 (the “Preferred Stock Consideration”), to be issued in accordance with a Certificate of Designation of Preferences, Rights and Limitations (the “Certificate of Designation”) to be filed with the Nevada Secretary of State, and (b) $2,000,000 in cash (the “Cash Consideration”), payable on or before December 31, 2026.

The closing of the transactions contemplated by the APA (the “Closing”) is expected to occur on or before September 22, 2026, subject to the satisfaction or waiver of customary closing conditions, including, among others, (i) the accuracy of the representations and warranties of the parties, (ii) the performance of the covenants and agreements of the parties, (iii) the absence of any litigation seeking to prevent the transactions, (iv) Buyer’s satisfactory completion of title and environmental diligence on the Assets, and (v) the Company’s receipt of stockholder approval in accordance with Nasdaq Listing Rules 5635(a) and 5635(d) for the issuance of the Preferred Stock Consideration and all shares of Common Stock issuable upon conversion thereof. The APA may be terminated by either party if the Closing has not occurred on or before October 31, 2026.

In connection with the APA, the parties have agreed to certain governance arrangements. Within six months after the Closing, the Company will cause Buyer’s name to be changed to “Reger Energy, LLC” or such other name as the Company’s Board of Directors shall determine. Mr. Michael Reger, Seller’s principal, will be appointed President of Buyer and will be appointed to the Company’s Board of Directors to fill an existing vacancy. In addition, upon or promptly after the Closing, a current director of the Company will resign and the holders of a majority of the stated value of the Preferred Stock will nominate and elect a replacement to fill such vacancy.

The APA provides for mutual indemnification by the parties for, among other things, breaches of representations, warranties and covenants. Seller’s fundamental representations survive the Closing indefinitely, while other representations and warranties of each party survive for twelve months following the Closing. The APA also provides for customary limitations on indemnification, including a deductible amount and a de minimis threshold for individual claims.

Except as otherwise provided in the APA, Buyer will acquire the Assets on an “as is, where is” and “with all faults” basis, subject to the representations and warranties of Seller contained in the APA and a special warranty of defensible title. The parties intend that the transaction constitute an asset purchase pursuant to a definitive purchase and sale agreement and not a business acquisition for purposes of Regulation S-X promulgated by the U.S. Securities and Exchange Commission.

The issuance of the Preferred Stock to Seller is being made pursuant to exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) of the Securities Act.

The APA contains customary representations, warranties, covenants, and indemnification obligations of the parties. The representations, warranties and covenants contained in the APA were made only for purposes of the APA and as of specific dates, were solely for the benefit of the parties to the APA, and may be subject to limitations agreed upon by the contracting parties.

The foregoing description of the APA does not purport to be complete and is qualified in its entirety by reference to the full text of the APA, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing description of the Certificate of Designation does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Designation, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. Capitalized terms used but not defined in this Current Report on Form 8-K will have the meanings assigned to them by the APA.

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

Item 3.02 Unregistered Sales of Equity Securities.

In connection with the APA described in Item 1.01 above, the Company agreed, upon the Closing, to issue 1,000 shares of its Series A Perpetual Convertible Preferred Stock to Seller as partial consideration for the Assets. The issuance of such securities is exempt from registration under Section 4(a)(2) of the Securities Act. The description of the Preferred Stock in Item 1.01 is hereby incorporated by reference into this Item 3.02.

Forward-Looking Statements

This Report and the exhibit(s) attached hereto, including the disclosures set forth herein, contain certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms “intends,” “anticipates,” “expects,” “estimates,” “believes” and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements.

Forward-looking statements in this Report or hereafter, including in other publicly available documents filed with the Commission, reports to the stockholders of the Company and other publicly available statements issued or released by the Company involve known and unknown risks, uncertainties and other factors which could cause the Company’s actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management’s best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risks set forth herein and in such other documents filed with the Commission, each of which could adversely affect the Company’s business and the accuracy of the forward-looking statements contained herein. The Company’s actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements. The Company expressly disclaims any obligation or intention to update these forward-looking statements contained in this Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Description
10.1	Asset Purchase and Sale Agreement, dated August 19, 2026, by and among Reger Oil, Inc., Callan Power LLC and Callan JMB Inc. *[ Portions of this Exhibit have been omitted pursuant to Item 601 (b)(10) of Regulation S-K.]*
99.1	Certificate of Designation of Preferences, Rights and Limitations of the Series A Perpetual Convertible Preferred Stock of Callan JMB Inc. (included as Exhibit B to Exhibit 10.1)
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 2026	Callan JMB Inc.

	By:	/s/ Wayne Williams
	Name:	Wayne Williams
	Title:	Chief Executive Officer